     THIS SECURITY AGREEMENT made this 26th day of September, Nineteen Hundred and Ninety-Seven (1997)

BETWEEN SEL-LEB MARKETING, INC., a corporation of the State of New Jersey, having its principal place of business at 495 River Street, Paterson, New Jersey ("Debtor")

AND PATERSON RESTORATION CORPORATION, with offices at 125 Ellison Street, Paterson, New Jersey 07505 ("Secured Party")

                          W I T N E S S E T H,  T H A T:

     WHEREAS, the Secured Party has made a loan in the amount of $100,000.00 to Debtor (The "Indebtedness"); and

     WHEREAS, to secure repayment of the Indebtedness the Debtor or desires to grant to the Secured Party a second security interest in all new equipment purchased.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties intending to be bound hereby do agree as follows:

     1. Debtor covenants and agrees to pay to the Secured Party the indebtedness which may be owing from time to time by Debtor to Secured Party in accordance with the terms and conditions of a loan agreement executed in connection with the Indebtedness ("Promissory Note").

     2. To secure the payment of the Indebtedness and all extensions and renewals thereof and substitutions therefore and to secure the payment and performance by Debtor of all of its obligations under the Promissory Note, Debtor hereby gives and grants to Secured Party an interest in those items appearing on Schedule A annexed hereto and made part hereof, situate on the premises now occupied by Debtor at its aforesaid place of business ("Collateral").

     3. Debtor hereby covenants with and warrants to Secured Party that:

     A. It is the sole owner of the Collateral and that it has the right to grant this security interest in the Collateral.

     B. All of the machinery and equipment will be kept in good condition and repair and will be kept on the aforesaid business premises of Debtor and will not be removed therefrom, except as herein provided, without the written consent of Secured Party, its successors or assigns.

     C. Debtor shall pay all taxes, assessments and other governmental charges of every character, levied and assessed against all or any part of the Collateral and will well and truly comply with all laws, regulations and orders of any national, state or municipal governmental or administrative agency exercising any power or regulation or supervision over Debtor or any of its property, the noncompliance with which will impair the lien of this security agreement upon any of the Collateral.

     D. Debtor will keep all of the Collateral adequately insured.

     E. Debtor shall not enter into any other security agreement relating to the Collateral except to secure the payment of the Indebtedness and performance of the obligations referred to in this security agreement.

     F. Debtor will execute financing statements or other documents deemed necessary by Secured Party to perfect or preserve its security interest in the Collateral and will pay the cost of filing such statements or documents pursuant to law.

     4. Should Debtor default for more than 30 days in any of the covenants or warranties herein contained, or fail to pay within 30 days from its due date any installment of the Indebtedness secured hereby, or dispose of substantially all of its assets other than in the ordinary course of business; or fail to carry on its business for any reason whatsoever; or permit or suffer any attachment, distress, replevin or levy or any process against the Collateral; or make an assignment for the benefit of its creditors; or file a petition for its relief under any provision of the Federal Bankruptcy Code or other applicable statute, or be adjudicated bankrupt on the basis of an involuntary petition filed against it; or if a receiver shall be appointed for the business of Debtor or for any of its assets; or if Debtor shall become party to any proceeding pursuant to any state or federal statute, or to any informal proceeding, for an adjustment, settlement, arrangement, extension or composition of its debts,

     THEN AND IN ANY SUCH EVENT, Secured Party shall have and may exercise all the rights and remedies conferred upon.secured parties by the Uniform Commercial Code and other applicable laws. Secured Party, in such event, may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Secured Party and Debtor. Any notification of sale or other disposition of the Collateral to which this security agreement applies, or of other act on by Secured Party, required to be given by Secured Party, will be sufficient if given personally or mailed by certified mail to Debtor at its address aforementioned not less than fifteen (15) days prior to the day on which such sale or other disposition will be made, and such notification shall be deemed reasonable notice.

     5. The rights and remedies herein expressed to be vested in or conferred upon Secured Party shall be cumulative and shall be in addition to and not in substitution for or in derogation of the rights and remedies conferred upon secured parties by the Uniform Commercial Code and otherwise.

     6. Debtor does not waive a) protest of all commercial paper at any time held by Secured Party on which Debtor is in any way liable; b) notice of nonpayment at maturity of any account; and c) notice of Secured Party's election to accelerate the Indebtedness.

     7. Upon payment in full of the Indebtedness secured hereby, together with any extensions and renewals thereof, this agreement and the security interest granted hereby shall terminate.

     8. It is further agreed that the terms, covenants and conditions of this security agreement shall be deemed to be severable. If one or more of the provisions, terms, covenants or clauses, paragraphs or subparagraphs of this security agreement are adjudged to be unlawful, unconstitutional, unenforceable or void or of no effect for any reason whatsoever, that adjudication shall n no way affect the other provisions, terms, covenants or clauses, paragraphs or subparagraphs of this security agreement which have not been so adjudged. In the event of an adjudication as described aforesaid, this security agreement shall be construed as though the affected provision, term, covenant or clause, paragraph or subparagraph had not been included herein.

     9. This agreement shall be governed by the laws of the State of New Jersey. References to the Uniform Commercial Code in this agreement are made to Title 12A of the New Jersey Statutes, as if and when amended.

     10. This agreement shall be binding upon, and shall inure to the benefit of, the parties and their respective successors and assigns.

     IN WITNESS WHEREOF, Debtor has caused this security agreement to be signed by the proper officer of the within designated corporation as of the day and year first above written.

Witnesses of Attested by:                    SEL-LEB MARKETING, INC.

 /s/ Ernest M. Caposela                       /s/ Jan S. Mirsky
----------------------------                 -----------------------------
ERNEST M. CAPOSELA, ESQ.                     Executive Vice President
                                             JAN S. MIRSKY

                                             Prepared by:

                                              /s/ Ernest M. Caposela
                                             -----------------------------
                                             ERNEST M. CAPOSELA, ESQ.


                                 PROMISSORY NOTE

     This Promissory Note is made on September 26, 1997

     BETWEEN the Borrower, SEL-LEB MARKETING, INC, whose principal business address is 495 River Street, Paterson, New Jersey, referred to as "Borrower,"

     AND the Lender, PATERSON RESTORATION CORPORATION, -whose address is 125 Ellison Street, Paterson, New Jersey referred to as "Lender."

     The word "Lender" means the original Lender and anyone else who takes this Note by transfer.

     BORROWER'S PROMISE TO PAY PRINCIPAL AND INTEREST. In return for a loan that Borrower received, Borrower promises to pay $100,000 00 (called the "principal"), plus interest to the Lender. The interest rate for seven (7) years of the Note shall be 6.00 % per annum.

     PAYMENTS. Borrower will pay interest monthly commencing on November 1, 1997, and to continue on the first day of each month thereafter until October 1, 2004. The amount of the monthly payments shall be $1,461.10

     All payments will be made to the Lender at the address shown above or at a different place if required by the Lender.

     EARLY PAYMENTS. Borrower has the right to make payments at any time before they are due. These early payments will mean that the Note will be paid in less time. However, unless Borrower pays this Note in full, the monthly payments will remain the same. There will be no prepayment penalty.

     LATE CHARGES OR OVERDUE PAYMENTS. If Lender has not received any monthly payment within five (5) days after the due date, Borrower will pay the Lender a late charge of 5% of the monthly payment. This payment will be made along with the late monthly payment.

     SECURITY Borrower has offered as security for this Note the following:

     (a) A second lien on all new machinery and equipment.*

     DEFAULT. If Borrower fails to make any payments required by this Note within thirty (30) days after the due date, the Lender may declare that Borrower is in default on this Promissory Note. Before Lender can make such a declaration of default, Lender must provide Borrower with written notice of the event of Default. If Borrower does not remedy the default within five (5) business days of the date that it receives the written notice of default, then and in that event Borrower must immediately pay the full amount of all unpaid principal, interest, and other amounts due on this Note, and the Lender's cost of collection and reasonable attorney's fees, together with actual costs of suit. The Lender does not give up its

--------
* A first lien on the new machinery and equipment is held by Summit Bank.

right to declare Default due to any previous delay or failure to declare a Default.

     ADDITIONAL TERMS AND CONDITIONS. In addition to the foregoing terms and conditions, Borrower agrees to abide by the general terms and conditions as outlined in Rider A which is attached to and made a part of this Promissory Note. Any reference in Rider A to "Mortgage Note" or "Mortgagor" shall mean this Promissory Note and the Borrower named herein.

     EACH PERSON LIABLE. The Lender may enforce any of the provisions of this Note against any one or more of the Borrowers who sign this Note.

     NO ORAL CHANGES. This Note can only be changed by an agreement in writing signed by both the Borrowers and the Lender.

     SALE/REFINANCE/RELOCATION. The entire balance of the outstanding principal of the loan and all accrued unpaid interest thereon, shall become immediately due and payable upon the bankruptcy, reorganization, dissolution or liquidation of SEL-LEB, MARKETING, INC., or upon the sale, partial sale, exchange, transfer, sale under foreclosure, relocation, or other disposition of the security for this Note.

     TENANT MUST REMAIN. This Note shall be in default if SEL- LEB, MARKETING, INC. fails to move into or vacates the premises located at 495 River Street, Paterson, New Jersey.

     SIGNATURES. I agree to the terms of this Note. SEL-LEB, MARKETING, INC. is a corporation authorized to do business in the State of New Jersey, and I hereby represent that I am authorized by the corporation to execute this agreement on its behalf.

Witnessed or Attested by:                   SEL-LEB MARKETING, INC.

 /s/ Ernest M. Caposela                      /s/ Jan S. Mirsky
-----------------------------               ----------------------------
ERNEST M. CAPOSELA, ESQ.                    Executive Vice President
                                            JAN S. MIRSKY

                          RIDER (A) TO PROMISSORY NOTE

                          GENERAL TERMS AND CONDITIONS

     The Mortgagor shall comply and require each of its employees, agents, and/or contractors, and/or subcontractors, employed in the completion of the project to comply with all applicable Federal, State, Territorial, and local laws, and in particular the following Federal laws and regulations.

(1)  The Davis Bacon Act:

     Wage rates paid for labor must not be less than the prevailing area wages as determined by the Secretary of Labor and embodied in this agreement, pursuant to the provisions of the Davis-Bacon Act, as amended (40 U.S.C. 276a (5), 42 USC 3222, as amended). In addition, the "Mortgagor" is required to pay wages not less often than once a week.

(2) Sections 103 and 107 of the Contract Work Hours and Safety Standards Act (40 U.S.C. 327-330) as supplemented by Department of Labor regulations (29 CFR, Part 5).

     Under section 103 of the Act, each contractor shall be required to compute the wages of every mechanic and laborer on the basis of a standard work day of 8 hours and a standard work week of 40 hours. Work in excess of the standard workday or workweek is permissible provided that the worker is compensated at a rate of not less than 1 1/2 times the basic rate of pay for all hours worked in excess of 8 hours in any calendar day or 40 hours in the work week. Section 107 of the Act is applicable to construction work and provides that no laborer or mechanic shall be required to work in surroundings or under working conditions which are unsanitary, hazardous, or dangerous to his health and safety as determined under construction, safety and health standards promulgated by the Secretary of Labor. These requirements do not apply to the purchase of supplies or materials or articles ordinarily available on the open market, or contracts for transportation or transmission of intelligence.

(3)  Anti-Kickback Rules.

     Salaries of architects, draftsmen, technical engineers, and technicians performing work for the project financed by this mortgage shall be paid unconditionally and not less often than once a month without deduction or rebate on any account except only such payroll deductions as are mandatory by law or permitted by the applicable regulations issued by the Secretary of Labor pursuant to the "Anti-Kickback Act" of June 13, 1934 (48 Stat. 948; 62 Stat. 740; 62 Stat. 108; title 18 U.S.C., section 874; and title 40 U.S.C., section
276c).

     The Contractor shall comply with all applicable "Anti-

Kickback" regulations and shall insert appropriate provisions in all sub-contracts covering work under this Contract and is responsible for the submission of affidavits required by subcontractors thereunder except as the Secretary of Labor may specifically provide for variations of or exemptions from the requirements thereof.

(4) Title VI of the Civil Rights Act of 1964, as amended (42 USC 2000d-4) and Executive Orders 11114, 11246 and 11375, and specifically to the following:

     The "Mortgagor/Obligor" shall be bound by and shall incorporate or cause to be incorporated into any contract, or modification thereof, which is paid for in whole or in part with funds obtained under this agreement, the following equal opportunity clause:

     "During the performance of any work to be performed under this contract, the "mortgagor/obligor" or contractor agrees as follows:

     The mortgagor/obligor or contractor:

     (a) will not discriminate against any employee or applicant for employment because of race, color, religion, sex or national origin, and will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex or national origin. Such action shall include, but not be limited to the following: employment, upgrading, demotion, or transfer; recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship. The contractor agrees to post in conspicuous places, available to employees and applicants for employment, notices to be provided by the contracting officer setting forth the provisions of this nondiscrimination clause.

     (b) In all solicitations or advertisements for employees placed by or on behalf of the mortgagor/obligor or contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex or national origin.

     (c) Will send to each labor union or representative or workers with which he had a collective bargaining agreement or other contract or understanding, a notice advising the labor union or workers' representative or the contractor's commitments under this mortgage, and shall post copies of the notices in conspicuous places available to employees and applicants for employment.

     (d) Will furnish all information and reports required by the rules, regulations and orders, and amendments of the U.S. Secretary of Labor, and will permit access to his books, records, and accounts by the Government and the Secretary of Labor for purposes of investigation to ascertain compliance with such rules, regulations and orders.


     (e) In the event of noncompliance with the nondiscrimination clauses of this mortgage or with ar.v of such rules, regulations, or orders, this mortgage may be accelerated in whole or in part and the mortgagor/obligor or contractor may be declared ineligible for further Government contracts, and such other sanctions may be imposed and remedies involved or by rule, regulation, or order, of the Secretary of Labor, or as otherwise provided by law.

(5) All applicable standards, orders, and regulations issued pursuant to the Clean Air Act, as amended (42 U.S.C. 1857) and Executive Order 11738; and the Federal Water Pollution Control Act, as amended (33 U.S.C. 1251).

     The "mortgagor/obligor" agrees to comply with Federal clean air and water standards during the accomplishment of this project and specifically agrees to the following:

     (a) that any facility to be utilized in the accomplishment of this project is not listed on the Environmental Protection Agency's List of Violating Facilities pursuant to 40 CFR, Part 15.20;

     (b) that in the event a facility utilized ln the accomplishment of this project becomes listed on the EPA List, the mortgagee may, inter alia, accelerate, cancel, terminate for default, or suspend for such failure, in whole or in oars, the mortgage.

     (c) that it will comply with all the requirements of Section 114 of the Clean Air Act and Section 308 of the Federal Water Pollution Control Act relating to inspection, monitoring, entry, reports, and information, as well as all other requirements specified in Section 114 and Section 308, respectively, and all regulations and guidelines issued thereunder;

     (d) that it will promptly notify the mortgagee of the receipt of any notice from the Director, Office of Federal Activities, Environmental Protection Agency, indicating that any facility utilized or to be utilized in the accomplishment of this project is under consideration for listing on the EPA List of Violating Facilities;

     (e) that it will insert in any of its subcontracts entered into for the purpose of accomplishing this project, unless otherwise exempted pursuant to the EPA regulations implementing the Air or Water Act (40 CFR, Part 15.5), provisions which shall include the criteria and requirements set forth in this paragraph, including this subparagraph
          (e);

     (f) that in the event that either the mortgagee or its contractors or the latters' subcontractors for the construction, supply and service contracts entered into by the mortgagor for the purpose of accomplishing this project were exempted from complying with the above subparagraphs under the provisions of 40 CFR, Part 15.5 (a), the exemption shall be nullified should the facility give rise to a criminal conviction (See 40 CFR, Part 15.20) during the accomplishment of this project. Furthermore, with the nullification of the exemption, the above subparagraphs shall be effective. The mortgagor, its contractors' or the latters' subcontractors' facility is listed for having given rise to a criminal conviction noted in 40 CFR, Part 15.20.

(6) The requirements of and all pertinent rules and regulations issued under and pursuant to the National Environmental Policy Act of 1969 (P.L. 90-190); the National Historic Preservation Act of 1966 (80 Stat. 915, 16 USC 470); Executive Order No. 11593 of May 31, 1971); and the Wild and Scenic Rivers Act (P.L. 90-542), as amended.

(7) Flood insurance requirements under the Flood Disaster Protection Act of 1973 (P.L. 93-234, 87 Stat. 975), as amended, and any regulations issued thereunder by the U.S. Department of Housing and Urban Development and/or the U.S. Economic Development Administration.

(8) If compliance with any of the provisions of this Agreement would require the mortgagor to violate any applicable Federal, State or Territorial law, the mortgagor shall, as soon as possible, notify the mortgagee in writing so that appropriate action may be taken by the mortgagee to allow, if possible, the mortgagor to proceed as soon as possible with implementation of the project.

(9) Non-Relocation, assignment. In the event that the mortgagor, attempts to assign this mortgage, or to move mortgagor's operations from the premises covered by this mortgage, without the express, prior, written approval of the mortgagee, the entire principal sum, together with all interest shall at the option of this mortgagee become due and payable immediately thereafter.

WITNESSED OR ATTESTED BY:                   SEL-LEB MARKETING, INC.

 /s/ Ernest M. Caposela                      /s/ Jan S. Mirsky
-----------------------------               ------------------------------
ERNEST M. CAPOSELA, ESQ.                    Executive Vice President
                                            Jan S. Mirsky